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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 31, 1999


                CWABS, INC. (as depositor under the Pooling and
               Servicing Agreement, dated as of August 30, 1999,
           providing for the issuance of the Countrywide Home Equity
          Loan Trust 1999-C, Revolving Home Equity Loan Asset Backed
                         Certificates, Series 1999-C).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


Delaware                           333-84365             95-4596514
----------------------------      ------------       -------------------
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification No.)




4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ----------
(Address of Principal                                   (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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


Item 5.  Other Events.
----     ------------


Description of the Certificates and the Related Agreements*
----------------------------------------------------------


     On August 31, 1999, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 30, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement, the Company and CHL entered into a Purchase Agreement, dated as of August 30, 1999 (the "Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Pooling and Servicing Agreement. The Purchase Agreement is annexed hereto as Exhibit 99.2.






















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 12, 1999 and the Prospectus Supplement dated August 19, 1999, of CWABS, Inc., relating to its Asset- Backed Certificates, Series 1999-C.

               Item 7. Financial Statements, Pro Forma Financial
               ----    -----------------------------------------

      Information and Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of August 30, 1999, by and among the Company, CHL and the Trustee.


     99.2. The Purchase Agreement, dated as of August 30, 1999, between the Company and CHL.


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SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.


                                         By:   /s/ David Walker
                                               ----------------------
                                               David Walker
                                               Vice President



Dated:  November 9, 1999


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                                 Exhibit Index
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Exhibit
-------

99.1.  Pooling and Servicing Agreement, dated as of August 30, 1999, by and among, the Company, CHL and the Trustee.

99.2.  Purchase Agreement, dated as of August 30, 1999, between the
              Company and CHL.